                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 1998, which appears on page F-2 of the 1997 Annual Report on Form 10-K of Brigham Exploration Company for the year ended December 31, 1997.



/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
January 5, 1999